Exhibit 99.1

© 2021 authID.ai. All Rights Reserved. New York | Bogota | London | Johannesburg OTCQB: AUID Company Presentation August 2021

• This Presentation and information provided at a meeting at which it is presented (the “Presentation") has been prepared on the basis of information furnished by the management of authID . ai or Ipsidy Inc . (“authID . ai” or the “Company”) and has not been independently verified by any third party . • This Presentation is provided for information purposes only . This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities . • While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein . This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry . This data involves a number of assumptions and limitations and you should not give undue weight to such data and estimates . • Information contained in this Presentation or presented during this meeting may include “forward - looking statements . ” All statements other than statements of historical facts included herein, including, without limitation, those regarding the financial position, results of operations, business strategy, plans and objectives of management for future operations of both authID . ai and its business partners, future service launches with customers, the outcome of pilots and new initiatives and customer pipeline are forward - looking statements . Such forward - looking statements are based on a number of assumptions regarding authID . ai’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice . Implementation of some or all of the new services referred to is subject to regulatory or other third party approvals . Actual results may vary materially from the results anticipated by these forward - looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, consumers and others may take longer than anticipated, or may not occur at all ; changes in laws, regulations and practices ; changes in domestic and international economic and political conditions, the impact of the Covid - 19 pandemic and others . Additional risks may arise with respect to commencing operations in new countries and regions, of which Ipsidy is not fully aware at this time . See the Company’s Annual Report Form 10 - K for the Fiscal Year ended December 31 , 2020 filed at www . sec . gov for other risk factors which anyone considering a transaction with the Company should consider . These forward - looking statements speak only as to the date of this Presentation or meeting and cannot be relied upon as a guide to future performance . authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward - looking statements contained in this Presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based . • This Presentation contains references to the Company’s and other entities’ trademarks . Such trademarks are the property of their respective owner . The Company does not intend its use or the display of other companies’ trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity . • By reading this Presentation or attending a meeting at which it is presented you accept and agree to these terms, disclaimers and limitations . - 2 - © 2021 authID.ai. All Rights Reserved. Disclaimer & Forward Looking Statements

Our Team

Experienced leaders in industries ranging from identity, software, fintech, and cybersecurity



Tom Thimot
Chief Executive Officer, Director

- Joined authID June 2021
- Five-time CEO
- Created differentiated product strategy and profitable revenue engine at multiple high-growth technology firms, including Socure, Clarity Insights (now Accenture AI), Case Central (now part of Oracle) and GoRemote
- VP Sales at Oracle, Accenture & PwC Consultant



Tripp Smith
President & Chief Technology Officer

- Joined authID June 2021
- Proven CTO leadership building and scaling high impact AI teams and products
- Advisor to Socure. Led Clarity Insights in massive growth across clients like Facebook, Apple, Uber and FIs, leading to high valuation exit to Accenture AI in 2020



Grace de Fries
Chief of Staff

- Joined authID Feb 2017
- Significant experience in international business development, sales, marketing & product management in identity, payments and telecommunications sectors
- Vice President, Planet Payment; Director, Global Crossing & AT&T; Assistant to the Mayor, City of New York



Thomas Szoke
Founder & Chief Solution Architect

- Founder authID Sep 2011
- Extensive engineering, global sales and operations management experience. President, CEO of ID Global Solutions Inc. COO, Innovation In Motion Inc.
- Inventor of IIM Global Corps HDR Intelligent Accessory product lines, & authID IDaaS MFA solution. 23 years with Motorola



Peter Curtis
Chief Marketing Officer

- Joined authID June 2021
- Held several lead marketing roles and expert in innovative guerilla marketing programs
- VP of Growth Marketing at Socure, responsible for digital marketing programs which generated a 10x increase in leads and 700% ARR growth over 3 years

-3-

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.

Vision © 2021 authID.ai. All Rights Reserved. - 4 - © 2021 authID.ai. All Rights Reserved. Recognise your customer instantly without friction or loss of privacy, powered by the most sophisticated biometric and artificial intelligence technologies Mission Eliminate passwords , and become the preferred platform for biometric identity authentication

The Password & Account Recovery Nightmare

authID.ai

Consumers Hate Passwords

- Stolen Accounts
  - Consumer Nightmares
- KBA Data
  - Often Forgotten & Breached
- OTP
  - Weak Recovery Solution

Passwords Plague Enterprises[1]

- Compromised Passwords Cause 80% of Data Breaches
- ~ $70 Password Reset Costs
- 40% of IT Help Desk Calls

View Video

[1]Forrester Research, Gartner

-5-

© 2021 authID.ai. All Rights Reserved.

© 2021 authID.ai. All Rights Reserved. - 6 - R e sets/ Y r P a s s wo r ds = 280 B 100 Passwords Per Person 4.7 B Access to Internet 60 Password Resets Per Yr © 2021 authID.ai. All Rights Reserved. How big is the problem * ? * Source: authID.ai data

Identity Proofing & Authentication Markets 30 . 4 35 . 7 20 2 3 20 2 4 20 2 5 Global, Digital - Identity Market $36B by 2025 17% CAGR 25.9 22.1 18.9 16.1 20 2 0 20 2 1 20 2 2 S o u r c e : M a r k e t s A n d M a r k e t s Additional Market Data • ~90% of mid - size organizations. 60% of large companies expected to begin phasing out passwords by 2022…will turn to digital ID solutions such as biometrics • Global biometrics market to reach $55.5B globally by 2025, from ~$35.5B in 2020 • Facial biometric market to reach $10.9B by 2025 • Forecasted 1.4B software - based face biometric payments users by 2025, from 671M in 2020 Sources: Gartner, Biometric Research Group, Inc., Modor I nt e lli g e n ce , & Ju n i p e r Identity Market Segments 2025 S o u r c e : M a r k e t s A n d M a r k e t s Digital Identity & Document V e r if ica ti o n Services $16B - 7 - © 2021 authID.ai. All Rights Reserved. $20B Multi - Factor A u t h en ti ca ti o n Services

Recognise Your Customer. Whenever. Wherever.

authID.ai

Proof™

Know Users Are Who They Say They Are

- ✓ *Stop Identity Fraud*
- ✓ *Increase "Good" Customer Conversions*
- ✓ *Supports ID Docs from around the world*



Scan ID

AuthentifID™

Eliminate Passwords.
Strong Customer Authentication

- ✓ *Stop Phishing & Account Takeovers*
- ✓ *Device-based, FIDO2 Cryptographic Security*



AuthentifID
PASSWORDLESS LOGIN

Verified™

Biometric Identity.
Recognise Your Customer™

- ✓ *Step-Up Assurance & Identity Recovery*
- ✓ *Eliminate One-Time Passwords & Knowledge Based Answers*
- ✓ *Biometric Audit Trails*



Take Your Selfie

authID.ai

Global Identity Services Platform

Onboard

One-Time Revenue

Login

Transact

Recurring Revenue

Recognise Your Customer

-8-

© 2021 authID.ai. All Rights Reserved.

Biometric Identity Recovery Our Disruptive Wedge © 2021 authID.ai. All Rights Reserved. - 9 - © 2021 authID.ai. All Rights Reserved. Uses Who You Are. Not What You Have x Recover account access with trusted biometrics • Not One - Time Password (OTP) • Not Knowledge - Based Authentication (KBA) x Enhance existing Identity Access Management & Customer Identity Access Management solutions x Reduce help - desk support costs x Delight and protect customers

Our Differentiators
Comprehensive Vision. Global IDaaS Platform.



Execution
Vision
Twilio
Lexis Nexis
Stripe
Transmit
NEC ID
IDEMIA
Trulioo
Jumio
Mitek
OnFido
authID.ai
Competitive Quadrant
Legend
Legacy OTP, KBA
ID Proofing Focus
FIDO2 Authentication
Legacy Biometric Authentication (Govt Focus/On Premise)
IDaaS, ID Proofing, Biometric Authentication, Step-Up Authentication (Cloud-Based)

Comprehensive Identity Vision



Recognise Your Customer
authID.ai
Global Identity Services Platform
Global Identity Document Support
FIDO2 Authentication & Binding
Superior Liveness & Matching
Root of Trust Assurance

- ✓ Cloud-Based IDaaS Platform
  - ✓ Automated Proofing, Open API To Peers
  - ✓ Bound to Trusted Identity, FIDO2 Authentication
  - ✓ Step-Up Biometric Multi-Factor Authentication
- ✓ Global Identity Data Sources
- ✓ Privacy and Ethical AI

-10-

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.

Competitive Fundraising and Valuations


Twilio
Stripe
NEC ID
IDEMIA
Lexis Nexis
Transmit
Trulioo
Jumio
Mitek
OnFido
authID.ai
Competitive Quadrant
Execution
Vision

Twilio

- Leading provider of legacy one-time password technology that authID will replace
- Twilio's Verify authenticates the device owner via SMS, not by person's biometric
- ~$67B market cap (NYSE: TWLO)


twilio
SOLUTIONS
IDENTITY
INTELLIGENCE
ORCHESTRATION
CHANNEL APIS
SUPER NETWORK

Transmit

- Device Biometric Authentication provider with goal to eliminate passwords
- Tied to the device…Not the Face
- Raised Series A $543MM at $2.2B

transmit security



Passwordless Experiences

Device biometrics identifies each and every user. Ensures a delightful and seamless experience.

Stripe

stripe

- $95.5B Valuation
- Payment platform
- Launched ID Proofing Q2

Trulioo

Trulioo

- Raised $394MM at $1.75B
- Proofing Focus

-11-

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.

authID.ai

Artificial Intelligence & Biometrics are Frictionless

	Biometric Dominance	Global Scale	Ethics	Frictionless
Guiding Principles	• Advanced SOTA biometric accuracy, model of models • Adaptive, continuously extending and expanding our capabilities • Forward-focused on new authentication contexts and modalities	• Scalable modular microservice architecture • Cloud-native automated configuration, deployment and scale • Engineered to replace passwords for the human race	• Privacy-focused. Your biometric identity belongs to you • Secure and trusted • Conscientious and proactive. Avoiding bias and creating rewarding customer experiences	• Power innovative and differentiated consumer experiences to drive growth and revenue • Self-service implementation for our customers and partners • Comprehensive offering. Simple configuration and operation for clients
Core Features	✓ 99.995+% Accurate Facial Match Intelligent Capture ✓ Single-Frame PAD Level 2	✓ Fully Automated Sub-Second Processing ✓ Supporting countries around the globe	✓ Use-Case Specific User Consent ✓ One-to-One Match, Not Surveillance	✓ Cut & Paste API Integration ✓ One Simple UE for Web, Device, Kiosk, etc.

-12-

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.

Elevate New Brand. Drive New Revenue

Build Marketing & Sales	Digital Demand Generation & Self-Service Fulfilment	Focus on Recurring Revenue	Win the US Market
		ARR	

Elevate authID as the leading offering in identity authentication with differentiated messaging

Key Activity

- Increase web traffic (unique visitors) via SEO, content marketing & targeted digital campaigns
- Implement key marketing automation tools for lead attribution, measurement and tracking
- Generate Direct & Channel Partner pipelines via multi-channel marketing blitz & SDR follow through
- Drive quicker customer conversion and revenue through self-service model

Broad Reach To Key Market Segments

- FinTech, Financial Institutions & Payment Processors
- IAMs & CIAMs
- HealthCare Patient & Provider
- Telcos
- E-Commerce & Sharing Economy

-13-

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.

Our Partners Are a Force - Multiplier HealthCare Patient & Provider T e l c os E - Commerce & Sharing Economy FinTech & Financial Institutions Payment Processors - 14 - © 2021 authID.ai. All Rights Reserved. Broad Reach To Key Market Segments IAMs & CIAMs

We Deliver Identity Assurance to Financial Institutions

Challenges

- Identity Assurance for New Digital Onboarding
- Friendly Fraud
- Phishing, Compromised KBA, Account Takeovers & Losses
- Password Costs
- Multiple Authentication Methods Confused Customers


Proof™
AuthentifID™
Verified™
Scan ID
PASSWORDLESS LOGIN
SECURE CO
Verify Account Change
Decline
Approve
Take Your Selfie
IDENTITY CONFIRMED
Welcome Marc!
Onboard
Login
Transact

Solutions

- ✓ Trusted Digital Identity Verification
- ✓ Secure Passwordless Login
- ✓ FIDO2 Authentication or Step-Up Biometric Authentication
- ✓ Biometric Account Recovery

Automated, "Trusted" New Customer Onboarding

Eliminated Passwords | Lower Support Costs

Reduced Risk, Phishing & Account Takeover | Delighted Customers!

-15-

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.

Simple Capital Structure. Clean Balance Sheet. - 16 - © 2021 authID.ai. All Rights Reserved.

authID.ai

The world with authID

No FRICTION, just FACE IT!!!


8:56a.m.
$ 24.19
Smile to Pay

View Video

-17-

The Winning Formula

Talented Leaders

- Experienced management team
- Clear mission, laser focus and demonstrated success
- Deep biometric and AI domain knowledge

Visionary Technology

- Cloud-based, microservice architecture
- Fast, accurate and frictionless biometric authentication
- Digital and physical use-cases

Disruptive Wedge

- Proven marketing and six-sigma sales process
- Differentiate our market entry against legacy solutions
- Land, then expand

Recurring Value

- Optimal IDaaS products for a massive TAM
- Recurring value we create for enterprises and their customers drives recurring, high-margin revenue

- 18 -

Recognise Your Customer

© 2021 authID.ai. All Rights Reserved.